UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 9, 2009

     Performance Capital Management, LLC
(Exact name of registrant as specified in its charter)

California	0 – 50235	03-0375751
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Village Drive, Suite 255
Buena Park, California	90621
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 736-3790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

On July 17, 2006, Performance Capital Management, LLC, a California limited liability company, (the “Company”) entered into an Office Lease Agreement (the “Lease”) with LBA Realty Fund-Holding Co. II, LLC, a Delaware limited liability company, (the “Landlord”) to lease office space consisting of two office suites, totaling approximately 15,550 rentable square feet, on the second floor in the building located at 7001 Village Drive, Suites 200 and 255, Buena Park, California. The Company has used the leased premises as its principal executive offices and operating facility.

The term of the Lease is 87 months, expiring on February 28, 2014. Future minimum lease commitments under the Lease for the calendar years ended December 31st are:

Year ending December 31,	Approximate Annual Lease Commitments
2010	$355,000
2011	$355,000
2012	$362,000
2013	$364,000
Thereafter	$61,000

In addition to the base rent, the Company is obligated to pay its pro rata share of the increase in operating expenses, property taxes and property insurance for the building above the total dollar amount of operating expenses, property taxes and property insurance for the 2006 base calendar year.

In an effort to cut ongoing operating expenses, on November 30, 2009, the Board of Directors (the “Board”) of the Company determined that it was in the best interests of the Company to terminate the Lease. As a result, the Board approved a Lease Termination Agreement (the “Agreement”) with an effective date of November 30, 2009, which the parties executed on December 9, 2009.

The material terms of the Agreement are as follows:

•
The Company will surrender exclusive possession of Suite 200 to the Landlord on December 15, 2009 (the “Suite 200 Termination Date”), and the Company will surrender exclusive possession of Suite 255 on May 31, 2010 (or sooner, upon no less than thirty 30 days prior written notice from the Company to the Landlord) (the date upon which the Company actually surrenders Suite 255 being the “Suite 255 Termination Date”). The date upon which the Company has surrendered the entire Premises is the “Termination Date.”

•
Notwithstanding the Suite 200 Termination Date, subject to compliance with the terms of the Lease and the Agreement, the Company will be permitted to continue to use Suite 255, consisting of approximately 1,525 rentable square feet, and the computer room located within Suite 200, consisting of approximately 300 rentable square feet. The Company will continue to pay base rent in the amount of $3,793.07 and its pro rata share of the increase in operating expenses, property taxes and property insurance for the building above the total dollar amount of operating expenses, property taxes and property  insurance for the 2006 base calendar year, including all utilities and expenses relating to the space it is leasing in Suites 255 and 200 (including the costs of submetered electricity in the computer room). The Company must surrender Suite 255 and the computer room to the Landlord no later than May 31, 2010.

•
As consideration for the Landlord's agreement to terminate the Lease early, the Company must pay to the Landlord a Termination Fee in the amount of $233,354.75. The Landlord will apply the existing unused portion of the security deposit in the amount of $33,354.75 towards partial payment of the Termination Fee. The remainder of the Termination Fee in the amount of $200,000.00 will be paid to the Landlord as follows: (i) on or before January 5, 2010, the Company must pay to the Landlord in cash or other immediately available funds, the sum of $50,000.00; and (ii) the balance of the Termination Fee in the amount of $150,000.00 (the "Remaining Termination Fee") shall be payable by the Company in equal monthly payments of $25,000.00 commencing December 1, 2009 and continuing through to the Suite 255 Termination Date. The Company will pay, concurrently with its last monthly payment of the Remaining Termination Fee, interest on the Remaining Termination Fee in the amount of 10% per annum calculated based upon the timing of each monthly installment of the Remaining Termination Fee.

•
Concurrently with the execution of the Agreement, the Company will execute and deliver to the Landlord a promissory note in the form attached to the Agreement as Exhibit "A," as further security for the payment of the Remaining Termination Fee.

•
As further consideration, the Company will assign and deliver to the Landlord, as of the Termination Date, all of the systems furniture, including cubicles and chairs (collectively, the "Furniture") currently in place within Suites 200 and 255.

The above disclosure is limited in its content and subject to the more detailed terms and conditions contained in the Agreement, which has been made an exhibit to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Lease Termination Agreement, dated as of November 2, 2009, by and between Performance Capital Management, LLC and LBA Realty Fund-Holding Co. II, LLC

FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as “believes,” “plans,” “expects,” “may,” “will,” “intends,” “should,” “plan,” “assume” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by Performance Capital Management, LLC. You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by us in this report on Form 8-K and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE CAPITAL MANAGEMENT, LLC

December 10, 2009	By:	/s/ David J. Caldwell
(Date)	David J. Caldwell
Its: Chief Operations Officer